                                                                    EXHIBIT 99.1

                  INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements of Reliant Resources, Inc. (Reliant Resources) and subsidiaries (collectively, the Company) for the year ended December 31, 2000, and as of and for the nine months ended September 30, 2001, have been prepared based upon the Reliant Resources' historical consolidated financial statements. The pro forma financial statements have been prepared to describe the effect of the Company's acquisition of Orion Power Holdings, Inc. (Orion). On February 19, 2002, a wholly owned subsidiary of Reliant Resources merged with and into Orion, with Orion being the surviving company (Orion Acquisition). Upon consummation of the merger, Orion became a wholly owned subsidiary of Reliant Resources. The merger was completed under the terms of the Agreement and Plan of Merger, dated as of September 26, 2001, between Reliant Resources and Orion. In the merger, each outstanding share of Orion common stock was converted into the right to receive $26.80 in cash. The aggregate cash consideration paid in the merger was approximately $2.95 billion and was funded primarily under a one-year $2.9 billion bank credit agreement and $41 million repayment of advance to an affiliate.

The unaudited pro forma condensed consolidated balance sheet gives effect to the Orion Acquisition as if it had occurred on September 30, 2001. The unaudited pro forma condensed consolidated statements of income for the nine months ended September 30, 2001, and the year ended December 31, 2000, give effect to the Orion Acquisition as if it had occurred on January 1, 2001 and January 1, 2000, respectively.

On a preliminary basis, the Company's purchase price allocation related to the Orion Acquisition and included in the unaudited pro forma condensed consolidated balance sheet as of September 30, 2001 primarily includes fair value adjustments to property, plant and equipment, contracts, severance liabilities, debt and related deferred taxes.

The unaudited pro forma condensed consolidated financial statements do not purport to present the Company's actual results of operations as if the Orion Acquisition had occurred on January 1, 2001 and January 1, 2000, as applicable, nor are they necessarily indicative of the Company's financial position or results of operations that may be achieved in the future.

The unaudited pro forma condensed consolidated financial statements reflect the Orion Acquisition in accordance with Statements of Financial Accounting Standards (SFAS) No. 141 "Business Combinations" (SFAS No. 141) and SFAS No. 142 "Goodwill and Other Intangible Assets" (SFAS No. 142). The provisions of SFAS No. 141 and SFAS No. 142 that apply to goodwill and intangible assets are effective for business combinations initiated after June 30, 2001. For additional information regarding the Company's adoption of SFAS No. 141 and SFAS No. 142, please read Note 2 of the Quarterly Report on Form 10-Q/A of the Company for the quarter ended September 30, 2001 (Third Quarter 10-Q/A).

The unaudited condensed consolidated pro forma financial statements should be read in conjunction with the consolidated financial statements and related notes included in the Company's Prospectus dated April 30, 2001 as filed with the SEC on May 1, 2001 pursuant to Rule 424(b) under the Securities Act of 1933, relating to the Company's registration statement on Form S-1 (Registration No. 333-48038) and the Third Quarter 10-Q/A.

RESTATEMENT

On February 5, 2002, Reliant Resources announced that it was restating its earnings for the second and third quarters of 2001. As more fully described in
Note 1 to the Third Quarter 10-Q/A, the restatement relates to a correction in accounting treatment for a series of four structured transactions that were inappropriately accounted for as cash flow hedges for the period of May 2001 through September 30, 2001.

Although these transactions were undertaken and accounted for as cash flow hedges, having further reviewed the transactions, Reliant Resources now believes they did not meet the requirements of a cash flow hedge under Statement of Financial Accounting Standards No.133, "Accounting for Derivative Instruments and Hedging Activities," as amended. Consequently, these contracts should have been accounted for as derivatives with changes in fair value recognized through the income statement.

As a result, the Company's unaudited pro forma condensed consolidated financial statements as of September 30, 2001 and for the nine months ended September 30, 2001 have been restated from amounts previously reported. The principal effects of the restatement on the Company's unaudited consolidated financial statements and related disclosures as of September 30, 2001 and for the three and nine months ended September 30, 2001 are set forth in Note 1 of the Third Quarter 10-Q/A.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 2001

                                                     Company              Orion
                                                   Historical           Historical        Acquisition          Pro Forma
                                                     Balance             Balance          Adjustments           Balance
                                                  --------------     --------------      --------------     --------------
                                                                               (in thousands)
                                                  (As Restated)
Cash and cash equivalents.....................    $      271,648     $      420,013      $           --     $      691,661
Restricted cash...............................                              250,493                  --            250,493
Accounts and notes receivable - principally
  customer....................................         1,477,406            161,294                  --          1,638,700
Accounts and notes receivable - affiliated
  companies, net..............................           899,942                 --             (40,822)           859,120
Inventories...................................           152,621             50,830                  --            203,451
Price risk management assets..................         2,128,025                 --                  --          2,128,025
Non-trading derivative assets.................         1,329,842             16,013                  --          1,345,855
Margin deposits on energy contracts...........           351,756                 --                  --            351,756
Prepayments and other current assets..........           143,141             27,274                  --            170,415
                                                  --------------     --------------      --------------     --------------
  Total current assets........................         6,754,381            925,917             (40,822)         7,639,476
                                                  --------------     --------------      --------------     --------------

Property, plant and equipment - net...........         4,561,011          3,345,583             718,120          8,624,714
                                                  --------------     --------------      --------------     --------------

Goodwill and other intangibles - net..........         1,252,666             67,036           1,128,986          2,448,688
Price risk management assets..................           689,983                 --                  --            689,983
Non-trading derivative assets.................           540,199             12,569                  --            552,768
Other ........................................         1,001,143             72,210             (25,174)         1,048,179
                                                  --------------     --------------      --------------     --------------
  Total other assets..........................         3,483,991            151,815           1,103,812          4,739,618
                                                  --------------     --------------      --------------     --------------
    Total Assets..............................    $   14,799,383     $    4,423,315      $    1,781,110     $   21,003,808
                                                  ==============     ==============      ==============     ==============

Short-term borrowings and current portion of
  long-term debt..............................    $      212,987     $          261      $    2,908,000     $    3,121,248
Accounts payable, principally trade...........         1,117,265            107,534              87,855          1,312,654
Price risk management liabilities.............         2,089,274                 --                  --          2,089,274
Non-trading derivative liabilities............         1,119,532              1,616                  --          1,121,148
Accumulated deferred income taxes.............           143,630              3,218                  --            146,848
Other liabilities.............................           800,842             33,003                  --            833,845
                                                  --------------     --------------      --------------     --------------
  Total current liabilities...................         5,483,530            145,632           2,995,855          8,625,017
                                                  --------------     --------------      --------------     --------------

Accumulated deferred income taxes.............            71,841                 --             180,170            252,011
Price risk management liabilities.............           652,992                 --                  --            652,992
Non-trading derivative liabilities............           563,691            109,510                  --            673,201
Other ........................................           661,207             47,046               8,481            716,734
                                                  --------------     --------------      --------------     --------------
  Total other liabilities.....................         1,949,731            156,556             188,651          2,294,938
                                                  --------------     --------------      --------------     --------------

Long-term debt................................           961,951          2,548,471             169,260          3,679,682
                                                  --------------     --------------      --------------     --------------

Common stock..................................                61              1,035              (1,035)                61
Additional paid-in capital....................         5,820,542          1,501,479          (1,501,479)         5,820,542
Retained earnings.............................           524,171            133,984            (133,984)           524,171
Treasury stock................................           (20,420)                                                  (20,420)
Deferred compensation and notes receivable
  from officers...............................                --             (6,241)              6,241                 --
Accumulated other comprehensive income (loss).            79,817            (57,601)             57,601             79,817
                                                  --------------     --------------      --------------     --------------
  Total stockholders' equity..................         6,404,171          1,572,656          (1,572,656)         6,404,171
                                                  --------------     --------------      --------------     --------------
    Total liabilities and stockholders'
      equity .................................    $   14,799,383     $    4,423,315      $    1,781,110     $   21,003,808
                                                  ==============     ==============      ==============     ==============

   See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statement

         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001

                                                   Company             Orion
                                                 Historical          Historical         Acquisition           Pro Forma
                                                   Balance            Balance           Adjustments            Balance
                                                --------------     --------------      --------------       --------------
                                                               (in thousands, except for per share amounts)
                                                (As Restated)
Revenues....................................    $   29,911,410     $      946,812                           $   30,858,222
Expenses:
  Fuel, cost of gas sold and purchased
    power ..................................        28,182,476            369,431                               28,551,907
  Operation and maintenance.................           393,876            139,079                                  532,955
  General, administration and development...           401,346             43,363                                  444,709
  Depreciation and amortization.............           179,344             99,634      $       15,388 (a)          294,366
                                                --------------     --------------      --------------       --------------
    Total...................................        29,157,042            651,507              15,388           29,823,937
                                                --------------     --------------      --------------       --------------
Operating income............................           754,368            295,305             (15,388)           1,034,285
                                                --------------     --------------      --------------       --------------
Other income (expense)
  Interest income...........................            22,678             17,372                                   40,050
  Interest expense..........................           (52,220)          (154,686)            (42,855)(b)         (249,761)
  Interest income - affiliate companies,
    net ....................................             7,888                 --                (809)(c)            7,079
  Gain from investments, net................            15,015                 --                  --               15,015
  Income of equity investments in
    unconsolidated subsidiaries.............            66,482                 --                  --               66,482
  Other, net................................             7,874                 --                  --                7,874
                                                --------------     --------------      --------------       --------------
    Total other income (expense)............            67,717           (137,314)            (43,664)            (113,261)
                                                --------------     --------------      --------------       --------------
Income before income taxes and cumulative
  effect of accounting change...............           822,085            157,991             (59,052)             921,024
Income tax expense..........................           300,976             56,666             (22,440)(d)          335,202
                                                --------------     --------------      --------------       --------------
Income before cumulative effect of
  accounting change.........................    $      521,109     $      101,325      $      (36,612)      $      585,822
                                                ==============     ==============      ==============       ==============

Basic Earnings per Share....................    $         1.92                                              $         2.15
Diluted Earnings per Share..................    $         1.91                                              $         2.15

Weighted Average Common Shares Outstanding..           272,253                                                     272,253
                                                ==============                                              ==============

Diluted Weighted Average Common Shares
  Outstanding...............................           272,501                                                     272,501
                                                ==============                                              ==============

   See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statement

         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                                   Company             Orion
                                                  Historical         Historical         Acquisition           Pro Forma
                                                   Balance            Balance           Adjustments            Balance
                                                --------------     --------------      --------------       --------------
                                                                              (in thousands)
Revenues....................................    $   19,791,922     $      957,569                           $   20,749,491
Expenses:
  Fuel, cost of gas sold and purchased
    power ..................................        18,433,911            437,763                               18,871,674
  Operation and maintenance.................           446,304            177,358                                  623,662
  General, administration and development...           280,366             37,082                                  317,448
  Depreciation and amortization.............           193,682            103,196      $       20,518 (a)          317,396
                                                --------------     --------------      --------------       --------------
    Total...................................        19,354,263            755,399              20,518           20,130,180
                                                --------------     --------------      --------------       --------------
Operating income............................           437,659            202,170             (20,518)             619,311
                                                --------------     --------------      --------------       --------------
Other income (expense)
  Interest income...........................            21,656             15,281                                   36,937
  Interest expense..........................           (42,338)          (168,670)            (58,398)(b)         (269,406)
  Interest expense - affiliate companies,
    net ....................................          (172,269)                                                   (172,269)
  Loss from investments, net................           (16,509)                                                    (16,509)
  Income of equity investments of
    unconsolidated subsidiaries.............            42,860                                                      42,860
  Other, net................................            20,054                                                      20,054
                                                --------------     --------------      --------------       --------------
    Total other expense.....................          (146,546)          (153,389)            (58,398)            (358,333)
                                                --------------     --------------      --------------       --------------
Income before income taxes and
  extraordinary item........................           291,113             48,781             (78,916)             260,978
Income tax expense..........................            88,593             20,242             (29,988)(d)           78,847
                                                --------------     --------------      --------------       --------------
Income before extraordinary item............    $      202,520     $       28,539      $      (48,928)      $      182,131
                                                ==============     ==============      ==============       ==============

   See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statement

    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


(a) Represents adjustments to depreciation expense (based upon the Company's preliminary allocation of purchase price of the Orion Acquisition). The average estimated economic life of the assets acquired is 35 years.

(b) Represents additional interest expense on the $2.9 billion of external debt issued to finance the Orion Acquisition at an annual interest rate 3.07%. Interest rates on this debt are based on London interbank offered rate (LIBOR) plus a margin. If the LIBOR rate were to increase by one-eighth of a percent, the interest expense would increase by a total of $2.7 million and $3.6 million for the nine months ended September 30, 2001 and the year ended December 31, 2000, respectively.

(c) Represents the reduction of interest income on the $41 million in cash to finance the Orion Acquisition, which had been advanced to an affiliated company of Reliant Resources from May 4, 2001 through September 30, 2001.

(d) Represents the income tax expense effect of the pro forma adjustments at 38% combined federal and state statutory rate.



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